UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2009

Youbet.com, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34276	95-4627253
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2600 West Olive Avenue, 5th Floor, Burbank, CA		91505
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (818) 668-2100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On November 11, 2009, Youbet.com, Inc. (the “Company”) issued a joint press release with Churchill Downs Incorporated (“Churchill Downs”) announcing the execution of an Agreement and Plan of Merger, dated as of November 11, 2009, by and among the Company, Churchill Downs, Tomahawk Merger LLC, a wholly-owned subsidiary of Churchill Downs, and Tomahawk Merger Corp., a wholly-owned subsidiary of Churchill Downs.  A copy of the joint press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Joint press release, dated November 11, 2009, of Youbet.com, Inc. and Churchill Downs Incorporated

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 11, 2009	By:	/s/ Susan Bracey
		Name:	Susan Bracey
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Joint press release, dated November 11, 2009, of Youbet.com, Inc. and Churchill Downs Incorporated